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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report (and to all references to our firm) included in or made a part of this Form 8-K/A of Prime Medical Services, Inc. dated June 4, 1996.



                                        /S/ ARTHUR ANDERSEN LLP

                                        ARTHUR ANDERSEN LLP


Raleigh, North Carolina,
   June 4, 1996.